SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 28, 2002
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                         MFA MORTGAGE INVESTMENTS, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                     1-13991                   13-3974868
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)                 File No.)             Identification No.)

              350 Park Avenue, 21st Floor, New York, New York 10022
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               (Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, Including Area Code: (212) 207-6400
                                                    -------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 9.     REGULATION FD DISCLOSURE.

On October 28, 2002, MFA Mortgage Investments, Inc. filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of the Chief Executive Officer and Chief Financial Officer, pursuant to 18 U.S.C. 1350(a) adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002. A copy of these certifications is attached hereto as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)  Exhibits.

      99.1  Certifications.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MFA MORTGAGE INVESTMENTS, INC.


                                                  By: /s/ Stewart Zimmerman
                                                      --------------------------
                                                      Stewart Zimmerman
                                                      Chief Executive Officer

Date: October 28, 2002